Exhibit 1

AGREEMENT

JOINT FILING OF SCHEDULE 13D

The undersigned hereby agree to jointly prepare and file with regulatory authorities this Schedule 13D and any future amendments thereto reporting each of the undersigned’s ownership of securities of GCP Applied Technologies Inc., and hereby affirm that such Schedule 13D is being filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Date: March 15, 2019	40 NORTH MANAGEMENT LLC

By:
/s/ David S. Winter
David S. Winter
Principal

By:
/s/ David J. Millstone
David J. Millstone
Principal

Date: March 15, 2019	40 NORTH LATITUDE FUND LP

By 40 North GP III LLC, its General Partner

By:
/s/ David S. Winter
David S. Winter
Principal

By:
/s/ David J. Millstone
David J. Millstone
Principal

Date: March 15, 2019	40 NORTH LATITUDE MASTER FUND LTD.

By:
/s/ David S. Winter
David S. Winter
Director

By:
/s/ David J. Millstone
David J. Millstone
Director

Date: March 15, 2019	40 NORTH LATITUDE SPV-D LLC

By:
/s/ David S. Winter
David S. Winter
Principal

By:
/s/ David J. Millstone
David J. Millstone
Principal

Date: March 15, 2019	40 NORTH GP III LLC

By:
/s/ David S. Winter
David S. Winter
Principal

By:
/s/ David J. Millstone
David J. Millstone
Principal

Date: March 15, 2019	DALBERGIA INVESTMENTS LLC

By:
/s/ John Rebele
John Rebele
Executive Vice President and Chief Financial Officer

Date: March 15, 2019	STANDARD INDUSTRIES INC.

By:
/s/ John Rebele
John Rebele
Executive Vice President and Chief Financial Officer

Date: March 15, 2019	Standard Industries Holdings Inc.

By:
/s/ John Rebele
John Rebele
Executive Vice President and Chief Financial Officer

Date: March 15, 2019	G-I Holdings Inc.

By:
/s/ John Rebele
John Rebele
Executive Vice President and Chief Financial Officer

Date: March 15, 2019	G Holdings LLC

By:
/s/ John Rebele
John Rebele
Executive Vice President and Chief Financial Officer

Date: March 15, 2019	G Holdings Inc.

By:
/s/ John Rebele
John Rebele
Executive Vice President and Chief Financial Officer

Date: March 15, 2019	DAVID S. WINTER

By:
/s/ David S. Winter

Date: March 15, 2019	DAVID J. MILLSTONE

By:
/s/ David J. Millstone

Date: March 15, 2019	Ronnie F. Heyman

By:
/s/ Ronnie F. Heyman